JNLNY VARIABLE FUND I LLC

                       SUPPLEMENT DATED FEBRUARY 25, 2003
                                       to
                          Prospectus dated May 1, 2002
                                       and
              Statement of Additional Information dated May 1, 2002

The following will be effective March 1, 2003, and supplements the information contained in the third paragraph under "Investment in Fund Interests" in the Prospectus and the information contained in the fourth paragraph under "Purchases, Redemptions and Pricing of Interests" in the Statement of Additional Information, regarding the Funds that invest in securities that principally are traded on foreign markets:


         Because the calculation of a Funds' NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, the Funds' procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Managers, to determine the "fair value" of such securities for purposes of calculating a Funds' NAV. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Funds' NAV calculation. A significant event is one that can be expected materially to affect the value of such securities. Effective March 1, 2003, certain specified percentage movements in U.S. equity market indices will be deemed under the Funds' pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Funds' NAV.


(To be used with NV3174CE Rev. 05/02, NV4224 01/03, NV5526 Rev. 01/03 and NV5640
06/02.)



                                                                   NV5691 02/03